NATIONWIDE MUTUAL FUNDS
Nationwide Geneva Mid Cap Growth Fund

Supplement dated September 14, 2023
to the Summary Prospectus dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On September 13, 2023, the Board of Trustees of Nationwide Mutual Funds considered and approved a proposal to convert existing Class C shares of the Nationwide Geneva Mid Cap Growth Fund (the “Fund”) to Class A shares of the Fund and to terminate Class C shares. The conversion is expected to occur on or about February 9, 2024 (the “Conversion Date”).

Until the Conversion Date, current Class C shareholders may purchase, redeem or exchange their Class C shares in the manner set forth in the Prospectus, however, effective December 15, 2023, Class C shares of the Fund will no longer be available for purchase by new shareholders.

Upon the Conversion Date, all Class C shares will convert to Class A shares of the Fund based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge. The Fund will cease offering Class C shares on the Conversion Date.

The following table shows the fees and expenses of Class C shares compared to those of Class A shares:

Shareholder Fees (paid directly from your investment)
	Nationwide Geneva Mid Cap Growth Fund
	Class C	Class A
Maximum Sales Charge (Load) imposed on purchase (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class C	Class A
Management Fees	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	1.00%	0.25%
Other Expenses	0.23%	0.22%
Total Annual Fund Operating Expenses	1.87%	1.11%

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